MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     29-Dec-97
Reporting Month:  November

          Class
          Interest   Beginning       Interest      Interest       Principal     Total         Applied   Ending
Class     Rate       Balance         Accrual       Payment        Payment       Distribution  Losses    Balance
Class A1  6.187500%  $225,572,256.64 $1,163,106.95 $1,163,106.95  $8,770,316.31 $9,933,423.26 $0.00     $216,801,940.33
Class A2 15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00   $948,900.00 $0.00      $75,912,000.00
Class A3  6.200000%   $19,614,112.24   $101,339.58   $101,339.58    $406,060.77   $507,400.35 $0.00      $19,208,051.47
Class A4  6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00    $33,000.00 $0.00       $6,000,000.00

                     $327,098,368.88 $2,246,346.53 $2,246,346.53  $9,176,377.08$11,422,723.61 $0.00     $317,921,991.80

Class    CUSIP     Priority Principal Type Interest Type
Class A1 589962AP4 Senior   Sequential     Floater
Class A2 589962AQ2 Senior   Sequential     Floater
Class A3 589962AR0 Senior   Sequential     Fixed
Class A4 589962AS8 Senior   Sequential     Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     29-Dec-97
Reporting Month:  November


                                                          Interest     Interest      Principal
         Original        Original  Integral     Record    Accrual      Payment       Payment     Ending          Remaining
Class    Balance         Pct Pool  Denomination Date      Factor       Factor        Factor      Balance         Principal Factor
Class A1 $473,800,000.00 79.58%    $1,000.00    30-Nov-97  2.45484793   2.45484793   18.51058740 $216,801,940.33 0.45758113
Class A2  $75,912,000.00 12.75%    $1,000.00    30-Nov-97 12.50000000  12.50000000    0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%    $1,000.00    30-Nov-97  3.86792290   3.86792290   15.49850267  $19,208,051.47 0.73313174
Class A4   $6,000,000.00  1.01%    $1,000.00    30-Nov-97  5.50000000   5.50000000    0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                         $317,921,991.80

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   29-Dec-97
Report Date:    November

Collateral Proceeds Account


Beginning Balance                                $0.00

Deposits                                                                Withdrawals

Interest Net of Servicing Fee            $2,350,754.22                  Interest Payments              $2,246,346.53
Principal                                $9,176,377.08                  Principal Payments             $9,176,377.08
Deposits From Reserve Fund                       $0.00                  Surplus                           $91,160.94
Other Deposits                                   $0.00                  MBIA Fee                          $13,246.75
                                                                        Discount Principal Reserve             $0.00

Total Deposit                           $11,527,131.30                  Total Withdrawals             $11,527,131.30

                                                                        Ending Balance                         $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         29-Dec-97
Reporting Month       November

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses  Insured Balance  Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 3.65% $12,395,554.66 $0.00       $0.00   $330,317,546.47  3.75% $12,395,554.66


Class                      Total Distribution
Surplus                    $91,160.94

Delinquency Statistics
                                    Current                % of
                        # of Loans  Balance                Current Balance
30+ Days                23          $4,258,700             1.27%
60+ Days                 4            $401,003             0.12%
90+ Days                13          $2,668,586             0.80%
Foreclosure              7          $1,457,803             0.44%
REO                      7          $1,084,080             0.32%

Totals                  54          $9,870,172             2.95%


Advances on Delinquencies                                       $83,953.81
Non-Recoverable Advances on Delinquencies                            $0.00